SPACEDEV, INC.
                          SECURITIES PURCHASE AGREEMENT
                                 AUGUST 25, 2004



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iii

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
1.     Agreement  to  Sell  and  Purchase. . . . . . . . . . . . . . . . .     1
       ----------------------------------
2.     Fees  and  Warrant. . . . . . . . . . . . . . . . . . . . . . . . .     1
       ------------------
3.     Closing,  Delivery  and  Payment. . . . . . . . . . . . . . . . . .     2
       --------------------------------
          3.1    Closing . . . . . . . . . . . . . . . . . . . . . . . . .     2
                 -------
          3.2   Delivery . . . . . . . . . . . . . . . . . . . . . . . . .     2
                --------
4.     Representations  and  Warranties  of  the  Company. . . . . . . . .     2
       --------------------------------------------------
          4.1   Organization,  Good  Standing  and Qualification . . . . .     2
                ------------------------------------------------
          4.2   Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .     3
                ------------
          4.3   Capitalization; Voting  Rights . . . . . . . . . . . . . .     3
                ------------------------------
          4.4   Authorization;  Binding  Obligations . . . . . . . . . . .     4
                ------------------------------------
          4.5   Liabilities. . . . . . . . . . . . . . . . . . . . . . . .     4
                -----------
          4.6   Agreements; Action . . . . . . . . . . . . . . . . . . . .     5
                ------------------
          4.7   Obligations  to  Related Parties . . . . . . . . . . . . .     5
                --------------------------------
          4.8   Changes. . . . . . . . . . . . . . . . . . . . . . . . . .     6
                -------
          4.9   Title  to  Properties  and  Assets;  Liens,  Etc . . . . .     7
                ------------------------------------------------
          4.10  Intellectual  Property . . . . . . . . . . . . . . . . . .     7
                ----------------------
          4.11  Compliance  with  Other  Instruments . . . . . . . . . . .     8
                ------------------------------------
          4.12  Litigation . . . . . . . . . . . . . . . . . . . . . . . .     8
                ----------
          4.13  Tax  Returns  and Payments . . . . . . . . . . . . . . . .     9
                ---------------------------
          4.14  Employees. . . . . . . . . . . . . . . . . . . . . . . . .     9
                ---------
          4.15  Registration  Rights  and  Voting Rights . . . . . . . . .     9
                ----------------------------------------
          4.16  Compliance  with  Laws;  Permits . . . . . . . . . . . . .    10
                --------------------------------
          4.17  Environmental  and  Safety  Laws . . . . . . . . . . . . .    10
                --------------------------------
          4.18  Valid Offering . . . . . . . . . . . . . . . . . . . . . .    10
               ---------------
          4.19  Full  Disclosure . . . . . . . . . . . . . . . . . . . . .    10
               ----------------
          4.20  Insurance. . . . . . . . . . . . . . . . . . . . . . . . .    11
                ---------
          4.21  SEC  Reports . . . . . . . . . . . . . . . . . . . . . . .    11
                ------------
          4.22  Listing. . . . . . . . . . . . . . . . . . . . . . . . . .    11
                -------
          4.23  No  Integrated  Offering . . . . . . . . . . . . . . . . .    11
                ------------------------
          4.24  Stop  Transfer . . . . . . . . . . . . . . . . . . . . . .    11
               --------------
          4.25  Dilution . . . . . . . . . . . . . . . . . . . . . . . . .    12
                --------
          4.26  Patriot  Act . . . . . . . . . . . . . . . . . . . . . . .    12
                ------------
5.     Representations  and  Warranties  of  the  Purchaser. . . . . . . .    12
       ----------------------------------------------------
          5.1   No  Shorting . . . . . . . . . . . . . . . . . . . . . . .    12
                ------------
          5.2   Requisite  Power  and  Authority . . . . . . . . . . . . .    13
                --------------------------------
          5.3   Investment Representations . . . . . . . . . . . . . . . .    13
                ---------------------------
          5.4   Purchaser  Bears  Economic  Risk . . . . . . . . . . . . .    13
                --------------------------------
          5.5   Acquisition  for  Own  Account . . . . . . . . . . . . . .    13
                ------------------------------
          5.6   Purchaser  Can  Protect  Its  Interest . . . . . . . . . .    13
                --------------------------------------
          5.7   Accredited  Investor . . . . . . . . . . . . . . . . . . .    14
                --------------------
          5.8   Legends. . . . . . . . . . . . . . . . . . . . . . . . . .    14
                -------
6.     Covenants  of  the Company. . . . . . . . . . . . . . . . . . . . .    16
       ---------------------------
          6.1   Stop-Orders. . . . . . . . . . . . . . . . . . . . . . . .    16
                -----------
          6.2   Listing. . . . . . . . . . . . . . . . . . . . . . . . . .    16
                -------
          6.3   Market Regulations . . . . . . . . . . . . . . . . . . . .    16
                -------------------
          6.4   Reporting Requirements . . . . . . . . . . . . . . . . . .    16
                -----------------------
          6.5   Use  of  Funds . . . . . . . . . . . . . . . . . . . . . .    16
                --------------
          6.6   Access  to  Facilities . . . . . . . . . . . . . . . . . .    16
                ----------------------
          6.7   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .    17
                -----
          6.8   Insurance. . . . . . . . . . . . . . . . . . . . . . . . .    17
                ---------
          6.9   Intellectual  Property . . . . . . . . . . . . . . . . . .    17
               ----------------------
          6.10  Properties . . . . . . . . . . . . . . . . . . . . . . . .    17
                ----------
          6.11  Confidentiality. . . . . . . . . . . . . . . . . . . . . .    18
                ---------------
          6.12  Required Approvals . . . . . . . . . . . . . . . . . . . .    18
                --------------------
          6.13  Reissuance  of  Securities . . . . . . . . . . . . . . . .    18
                --------------------------
          6.14  Opinion. . . . . . . . . . . . . . . . . . . . . . . . . .    18
                -------
7.     Covenants  of  the Purchaser. . . . . . . . . . . . . . . . . . . .    19
       -----------------------------
          7.1   Confidentiality. . . . . . . . . . . . . . . . . . . . . .    19
                ---------------
          7.2   Non-Public Information . . . . . . . . . . . . . . . . . .    19
                -----------------------
8.     Covenants of the Company and Purchaser Regarding Indemnification. .    20
       -----------------------------------------------------------------
          8.1   Company  Indemnification . . . . . . . . . . . . . . . . .    20
                ------------------------
          8.2   Purchaser's  Indemnification . . . . . . . . . . . . . . .    20
                ----------------------------
9.     Conversion  of  Convertible  Preferred Stock. . . . . . . . . . . .    20
       ---------------------------------------------
          9.1   Mechanics  of Conversion . . . . . . . . . . . . . . . . .    20
                ------------------------
10.     Registration Rights. . . . . . . . . . . . . . . . . . . . . . . .    22
        --------------------
          10.1  Registration  Rights Granted . . . . . . . . . . . . . . .    22
                ----------------------------
          10.2  Offering  Restrictions . . . . . . . . . . . . . . . . . .    22
                ----------------------
11.     Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . .    22
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          11.1  Governing  Law . . . . . . . . . . . . . . . . . . . . . .    22
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          11.2  Survival . . . . . . . . . . . . . . . . . . . . . . . . .    22
                --------
          11.3  Successors . . . . . . . . . . . . . . . . . . . . . . . .    23
                ----------
          11.4  Entire  Agreement. . . . . . . . . . . . . . . . . . . . .    23
                -----------------
          11.5  Severability . . . . . . . . . . . . . . . . . . . . . . .    23
                ------------
          11.6  Amendment and  Waiver. . . . . . . . . . . . . . . . . . .    23
                ----------------------
          11.7  Delays  or  Omissions. . . . . . . . . . . . . . . . . . .    23
                ---------------------
          11.8  Notices. . . . . . . . . . . . . . . . . . . . . . . . . .    23
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          11.9  Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . .    24
                ----------------
          11.10 Titles  and Subtitles. . . . . . . . . . . . . . . . . . .    25
                ----------------------
          11.11 Facsimile  Signatures; Counterparts. . . . . . . . . . . .    25
                ------------------------------------
          11.12 Broker's Fees. . . . . . . . . . . . . . . . . . . . . . .    25
                --------------
          11.13 Construction . . . . . . . . . . . . . . . . . . . . . . .    25
                ------------

                                      PAGE

                                LIST OF EXHIBITS
--------------------------------------------------------------------------------
Form of Convertible Term Preferred Stock                              Exhibit  A
Form  of  Warrant                                                     Exhibit  B
Form  of  Opinion                                                     Exhibit  C
Form  of  Escrow  Agreement                                           Exhibit  D

                                      PAGE

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of August 25, 2004, by and between SPACEDEV, INC., a Colorado corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company has authorized the sale to the Purchaser of shares of its Series C Convertible Preferred Stock with an aggregate stated value of Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Preferred Stock"), which Preferred Stock is convertible into shares of the Company's common stock, $0.0001 par value per share (the "Common Stock") at an initial fixed conversion price of $1.54 per share of Common Stock ("Fixed Conversion Price");

     WHEREAS, the Company wishes to issue a warrant to the Purchaser to purchase up to 487,000 shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with Purchaser's purchase of the Preferred Stock;

     WHEREAS, Purchaser desires to purchase the Preferred Stock and the Warrant (as defined in Section 2) on the terms and conditions set forth herein; and

     WHEREAS, the Company desires to issue and sell the Preferred Stock and Warrant to Purchaser on the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Agreement to Sell and Purchase . Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company Preferred Stock with an aggregate stated value of $2,500,000 convertible in accordance with the terms thereof into shares of the Company's Common Stock in accordance with the terms of the Preferred Stock and this Agreement. The Preferred Stock purchased on the Closing Date shall be known as the "Offering." A form of the Preferred Stock is annexed hereto as Exhibit A. Collectively, the Preferred Stock and Warrant and Common Stock issuable in payment of the Preferred Stock, upon conversion of the Preferred Stock and upon exercise of the Warrant are referred to as the "Securities."

     2.  Fees  and  Warrant.  On  the  Closing  Date:

          (a) The Company will issue and deliver to the Purchaser a Warrant to purchase up to 487,000 shares of Common Stock in connection with the Offering (the "Warrant") pursuant to Section 1 hereof. The Warrant must be

                                      PAGE

     delivered on the Closing Date. A form of Warrant is annexed hereto as Exhibit B. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted in respect of the Warrant and shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").

          (b) Subject to the terms of Section 2(d) below, the Company shall pay to Laurus Capital Management, LLC, manager of Purchaser a closing payment in an amount equal to three and one-half percent (3.50%) of the aggregate stated value of the Preferred Stock. The foregoing fee is referred to herein as the "Closing Payment."

          (c) The Company shall reimburse the Purchaser for its reasonable expenses (including documentation fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and the Related Agreements (as hereinafter defined), and expenses incurred in connection with the Purchaser's due diligence review of the Company and its Subsidiaries and all related matters. Amounts required to be paid under this Section 2(c) will be paid on the Closing Date and shall be $20,000 for such expenses referred to in this Section 2(c).

          (d) The Closing Payment and the expenses referred to in the preceding clause (c) shall be paid at closing out of funds held pursuant to the Escrow Agreement (as defined below) and a disbursement letter (the "Disbursement Letter").

     3.  Closing,  Delivery  and  Payment.

     3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

     3.2 Delivery. Pursuant to the Escrow Agreement, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, Preferred Stock in the form attached as Exhibit A representing an aggregate stated value of $2,500,000 and a Warrant in the form attached as Exhibit B in the Purchaser's name representing 487,000 Warrant Shares and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows (which representations and warranties are supplemented by, and subject to, the Company's filings under the Securities Exchange Act of 1934 (collectively, the "Exchange Act Filings"), copies of which have been provided to the Purchaser:

     4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company has the corporate power and authority to own and operate its properties and assets, to execute and deliver this (i) this Agreement, (ii) the Preferred Stock Certificate of Designations (defined below) (iii) a certificate issued to Purchaser for 250,0000 shares of

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Preferred  Stock,  (iv)  the  Warrant  to  be  issued  in  connection  with this
Agreement, (vi) the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchaser (as amended,
modified  or  supplemented  from  time  to  time,   the   "Registration   Rights
Agreement"), (vii) the Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit D hereto (as amended, modified or supplemented from time to time, the "Escrow Agreement") and (viii) all other agreements related to this Agreement and the Preferred Stock and referred to herein (the preceding clauses
(ii) through (viii), collectively, the "Related Agreements"), to issue and sell the Preferred Stock and the shares of Common Stock issuable upon conversion of the Preferred Stock (the "Preferred Stock Shares"), to issue and sell the Warrant and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions, except for those jurisdictions in which the failure to do so has not had, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company (a "Material Adverse Effect").

     4.2 Subsidiaries. Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, a "Subsidiary" of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

     4.3  Capitalization;  Voting  Rights

          (a) The authorized capital stock of the Company, as of the date hereof, consists of 60,000,000 shares, of which 50,000,000 are shares of Common Stock, par value $0.001 per share, 19,065,623 shares of which are issued and outstanding, and 10,000,000 are shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding.

          (b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Company's stock option plans; and (ii)
     shares which may be issued pursuant to this Agreement and the Related Agreements including the Company's revolving credit facility with Laurus, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of any of the Preferred Stock or Warrant, or the issuance of any of the Preferred Stock Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any

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                                      PAGE

     securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

          (c)  All  issued and outstanding shares of the Company's Common Stock:
     (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

          (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter"). The rights, preferences, privileges and restrictions of the shares of the Preferred Stock are as stated in the Company's Certificate of Designation as filed with the Secretary of State of Colorado on August 25, 2004 (the "Certificate of Designation"). The
     Preferred Stock Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

     4.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers and directors necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and under the Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Preferred Stock and Warrant has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of the Company enforceable in accordance with their terms, except:

          (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

          (b) general principles of equity that restrict the availability of equitable or legal remedies. The sale of the Preferred Stock and the subsequent conversion of the Preferred Stock into Preferred Stock Shares are not and will not be subject to any preemptive rights or rights of first refusal (other than those already held by Laurus) that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

     4.5 Liabilities. The Company does not have any contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

                                        4
                                      PAGE

     4.6 Agreements; Action. Except as set forth on Schedule 4.6 or as disclosed in any Exchange Act Filings:

          (a) Other than those in existence on the date hereof between Purchaser and the Company, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services; or (iv) indemnification by the Company with respect to infringements of proprietary rights.

          (b) Other than in connection with transactions between Purchaser and the Company, since March 31, 2004, the Company has not: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (c)  For  the  purposes  of  subsections   (a)  and  (b)  above,   all
     indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

     4.7 Obligations to Related Parties. Except as set forth on Schedule 4.7, or as disclosed related to obligations owing to Mr. James Benson, the Company's Chief Executive Officer of which the outstanding balance on the date hereof is less than $200,000, there are no obligations of the Company to officers, directors, stockholders or employees of the Company other than:

          (a) for payment of salary for services rendered and for bonus payments including deferred and accrued salaries on the Company's financial statements;

          (b) reimbursement for reasonable expenses incurred on behalf of the Company;

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                                      PAGE

          (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and

          (d) obligations listed in the Company's financial statements or disclosed in any of its Exchange Act Filings.

Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person, other than Mr. Benson's personal guarantee of the Company's building lease obligation. Except as set forth on Schedule 4.7, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     4.8 Changes. Since March 31, 2004, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

          (a) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company, which, individually or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect;

          (b) any resignation or termination of any officer, key employee or group of employees of the Company;

          (c) any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (d) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (e) any waiver by the Company of a valuable right or of a material debt owed to it;

          (f) any direct or indirect material loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

                                        6
                                      PAGE

          (g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

          (h) any declaration or payment of any dividend or other distribution of the assets of the Company;

          (i)  any  labor  organization  activity  related  to  the  Company;

          (j) any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business other than in connection with transactions between Purchaser and the Company;

          (k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (l) any change in any material agreement to which the Company is a party or by which it is bound which, either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect;

          (m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect; or

          (n) any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

     4.9  Title  to  Properties  and  Assets; Liens, Etc. Except as set forth on
Schedule 4.9, the Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

          (a)  those  resulting from taxes which have not yet become delinquent;

          (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and

          (c) those that have otherwise arisen in the ordinary course of business.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

     4.10  Intellectual  Property.

                                        7
                                      PAGE

          (a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

          (b) The Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor.

          (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company.

     4.11 Compliance with Other Instruments. The Company is not in violation or default of (x) any term of its Charter, Bylaws or Certificate of Designation, or
(y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is a party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Preferred Stock by the Company and the other Securities by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

     4.12 Litigation. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that prevents the Company from entering into this Agreement or the Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or could result in any change in the current equity ownership of the Company, nor is the Company aware that there is any basis to assert any of the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                                        8
                                      PAGE

     4.13 Tax Returns and Payments. The Company has timely filed (including all filed extensions) all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 4.13, the Company has not been advised:

          (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

          (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

     4.14 Employees. Except as set forth on Schedule 4.14, the Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. Except as disclosed in the Exchange Act Filings or on Schedule 4.14, the Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement, except the 2004 Equity Incentive Plan approved by the Company's stockholders on August 5, 2004. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company. The Company has not received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

     4.15 Registration Rights and Voting Rights. Other than in connection with transactions between Purchaser and the Company, and except as set forth on

                                        9
                                      PAGE

Schedule 4.15 and except as disclosed in Exchange Act Filings, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 4.15 and except as disclosed in Exchange Act Filings, to the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

     4.16 Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any Related Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     4.17 Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

          (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

          (b)  any  petroleum  products  or  nuclear  materials.

     4.18 Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     4.19 Full Disclosure. The Company has provided the Purchaser with all information requested by the Purchaser in connection with its decision to

                                       10
                                      PAGE

purchase the Preferred Stock and Warrant, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the Related Agreements nor the exhibits and schedules hereto and thereto nor any other document delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company were based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of such projections or estimates, believed to be reasonable.

     4.20 Insurance. The Company has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company in the same or similar business.

     4.21 SEC Reports . Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the "Exchange Act"). The Company has furnished the Purchaser with copies of: (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 ; and (ii) its Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 2004, and June 30, 2004, and the Form 8-K filings which it has made during the fiscal year ending December 31, 2003 to date (collectively, the "SEC Reports"). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the Preferred Stocks thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.22  Listing.  The  Company's  Common Stock is traded on the NASD Over the
Counter Bulletin Board ("OTCBB") and satisfies all requirements for the continuation of such listing. The Company has not received any notice that its Common Stock will be ineligible to be traded on the OTCBB or that its Common Stock does not meet all requirements for such continued trading.

     4.23 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any Related Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     4.24 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time

                                       11
                                      PAGE

as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

     4.25 Dilution. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Preferred Stock and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

     4.26 Patriot Act. The Company certifies that, to the best of Company's knowledge, the Company has not been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and agrees that: (i) none of the cash or property that the Company will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company to the Purchaser, to the extent that they are within the Company's control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations ceases to be true and accurate regarding the Company. The Company agrees to provide the Purchaser any additional information regarding the Company that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser's investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection
(ii)  above.

     5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement)

     5.1 No Shorting. The Purchaser or any of its affiliates and investment partners has not, will not and will not cause any person or entity, directly or indirectly, to engage in "short sales," matched orders, pools, wash sales, runs, corners, market stabilization, parking and warehousing, computerized program trading, or marketing the close of the Company's Common Stock as long as the Preferred Stock shall be outstanding.

                                       12
                                      PAGE

     5.2 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except:

          (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

          (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

     5.3 Investment Representations . Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Preferred Stock and the Warrant to be purchased by it under this Agreement and the Preferred Stock Shares and the Warrant Shares acquired by it upon the conversion of the Preferred Stock and the exercise of the Warrant, respectively. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's business, management and financial affairs and the terms and conditions of the Offering, the Preferred Stock, the Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

     5.4 Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

     5.5 Acquisition for Own Account. The Purchaser is acquiring the Preferred Stock and Warrant and the Preferred Stock Shares and the Warrant Shares for the Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

     5.6 Purchaser Can Protect Its Interest. The Purchaser represents that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in

                                       13
                                      PAGE

the Preferred Stock, the Warrant and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

     5.7 Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

     5.8  Legends.

          (a) The Preferred Stock shall bear substantially the following legend:

          "THIS PREFERRED STOCK AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS PREFERRED STOCK AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS PREFERRED STOCK MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS PREFERRED STOCK OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SPACEDEV, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) The Preferred Stock Shares and the Warrant Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SPACEDEV, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                                       14
                                      PAGE

          (c)  The  Warrant  shall  bear  substantially  the  following  legend:

          "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SPACEDEV, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     5.9 Patriot Act. The Purchaser certifies that, to the best of the Purchaser's knowledge, neither the Purchaser nor any of its directors, officers, managers, affiliates, agents or employees has been designated, and is not owned or controlled by a "suspected terrorist" as defined in Executive Order 13224. The Purchaser hereby acknowledges that the Company seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Purchaser hereby represents, warrants and agrees that: (i) none of the cash that the Purchaser or any of its affiliates or agents will pay to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no payment by the Purchaser or any of its affiliates or agents to the Company, to the extent that they are within the Purchaser's and/or its directors', officers', managers', affiliates', agents', or employees' control shall cause the Company to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Purchaser shall promptly notify the Company if any of these representations ceases to be true and accurate regarding the Purchaser and any of its directors, officers, managers, affiliates, agents, or employees. The Purchaser agrees to provide the Company any additional information regarding the Purchaser or any of its directors, officers, managers, affiliates, agents, or employees that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and all similar activities. The Purchaser understands and agrees that otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation. The Purchaser further understands that the Company may release confidential information about the Purchaser and its directors, officers, managers, affiliates, agents, or employees and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interests of the Company in light of relevant rules and regulations under the laws set forth in subsection (ii) above

                                       15
                                      PAGE

     6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

     6.1 Stop-Orders. The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     6.2 Listing. The Company shall promptly secure the trading of the shares of Common Stock issuable upon conversion of the Preferred Stock and upon the exercise of the Warrant on the OTCBB (the "Principal Market") upon which shares of Common Stock are listed (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. The Company will maintain the listing of its Common Stock on the Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

     6.3 Market Regulations. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser.

     6.4 Reporting Requirements. The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

     6.5 Use of Funds. The Company agrees that it will use the proceeds of the sale of the Preferred Stock and Warrant for general working capital purposes only.

     6.6 Access to Facilities. The Company will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to:

          (a)  visit  and  inspect  any  of  the  properties  of  the  Company;

          (b) examine the corporate and financial records of the Company (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

          (c) discuss the affairs, finances and accounts of the Company with the
     directors,  officers  and   independent   accountants   of   the   Company.

                                       16
                                      PAGE

     Notwithstanding the foregoing, the Company will not provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

     6.7 Taxes. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

     6.8 Insurance. The Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and to the extent available on commercially reasonable terms. The Company shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; and (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company is engaged in business.

     6.9 Intellectual Property. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

     6.10 Properties. The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

                                       17
                                      PAGE

     6.11 Confidentiality. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. The Company may disclose Purchaser's identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

     6.12 Required Approvals. For so long as at least twenty-five percent (25%) of the aggregate stated value of the Preferred Stock issued to Purchaser hereunder is outstanding, the Company, without the prior written consent of the Purchaser, shall not:

          (a) (i) directly or indirectly declare or pay any dividends, other than dividends paid to the Purchaser with respect to the Series C Preferred, (ii) issue any preferred stock that is mandatorily redeemable or
     (iii)  redeem  any  of  its  other  equity  interests;

          (b) liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company dissolve, liquidate or merge with any other person or entity (unless the Company is the surviving entity);

          (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's right to perform the provisions of this Agreement or any of the agreements contemplated thereby;

          (d) materially alter or change the scope of the business of the Company; and

          (e) make investments in, make any loans or advances to, or transfer assets to, any of its Subsidiaries, other than any immaterial investments, loans, advances and/or asset transfers made in the ordinary course of business.

     6.13 Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.8 above at such time as:

          (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

          (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act. The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

     6.14 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company's legal counsel. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Preferred Stock and exercise of the Warrant.

                                       18
                                      PAGE

     6.15 Margin Stock. The Company will not permit any of the proceeds of the Preferred Stock or the Warrant to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

     6.16  Financing  Right  of  First  Refusal.

          (a) So long as any shares of Preferred Stock are outstanding, the Company hereby grants to the Purchaser a right of first refusal to provide any Additional Financing (as defined below) to be issued by the Company and/or any of its Subsidiaries, subject to the following terms and conditions. From and after the date hereof, prior to the incurrence of any additional indebtedness and/or the sale or issuance of any equity interests of the Company or any of its Subsidiaries other than to holders of the Preferred Stock upon conversion, dividends paid to holders of the Preferred Stock in shares of Common Stock, pursuant to options that may be issued under any employee incentive stock plan or any qualified stock plan (an "Additional Financing"), the Company and/or any Subsidiary of the Company, as the case may be, shall notify the Purchaser of its intention to enter into such Additional Financing. In connection therewith, the Company and/or the applicable Subsidiary thereof shall submit a fully executed term sheet (a "Proposed Term Sheet") to the Purchaser setting forth the terms, conditions and pricing of any such Additional Financing (such financing to be negotiated on "arm's length" terms and the terms thereof to be negotiated in good faith) proposed to be entered into by the Company and/or such Subsidiary. The Purchaser shall have the right, but not the obligation, to deliver its own proposed term sheet (the "Purchaser Term Sheet") setting forth the terms and conditions upon which Purchaser would be willing to provide such Additional Financing to the Company and/or such Subsidiary. The Purchaser Term Sheet shall contain terms no less favorable to the Company and /or the Subsidiary than those outlined in Proposed Term Sheet. The Purchaser shall deliver such Purchaser Term Sheet within ten business days of receipt of each such Proposed Term Sheet. If the provisions of the Purchaser Term Sheet are at least as favorable to the Company and/or such Subsidiary, as the case may be, as the provisions of the Proposed Term Sheet, the Company and/or such Subsidiary shall enter into and consummate the Additional Financing transaction outlined in the Purchaser Term Sheet.

          (b) The Company will not, and will not permit its Subsidiaries to, agree, directly or indirectly, to any restriction with any person or entity which limits the ability of the Purchaser to consummate an Additional Financing with the Company or any of its Subsidiaries.

     7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

     7.1 Confidentiality . The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     7.2 Non-Public Information. The Purchaser agrees not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

                                       19
                                      PAGE

     7.3 No Shorting. The Purchaser or any of its affiliates and investment partners has not, will not and will not cause any person or entity, directly or indirectly, to engage in "short sales," matched orders, pools, wash sales, runs, corners, market stabilization, parking and warehousing, computerized program trading, or marketing the close of the Company's Common Stock as long as the Preferred Stock shall be outstanding.

     8.  Covenants  of  the  Company  and  Purchaser  Regarding Indemnification.

     8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend Purchaser, each of Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon: (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement, any Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

     8.2 Purchaser's Indemnification. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon: (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

     9.  Conversion  of  Convertible  Preferred  Stock.

9.1     Mechanics  of  Conversion.

          (a) Provided the Purchaser has notified the Company of the Purchaser's intention to sell the Preferred Stock Shares and the Preferred Stock Shares are included in an effective registration statement or are otherwise exempt from registration when sold: (i) Upon the conversion of the Preferred Stock or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel reasonably acceptable to the Purchaser following a request by the Purchaser) to assure that the Company's transfer agent shall issue shares of the Company's Common Stock in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser in accordance with
     Section 9.1(b) hereof and in such denominations to be specified representing the number of Preferred Stock Shares issuable upon such conversion; and (ii) The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the

                                       20
                                      PAGE

     Company's Common Stock and that after the Effectiveness Date (as defined in the Registration Rights Agreement) the Preferred Stock Shares issued will be freely transferable subject to the prospectus delivery requirements of the Securities Act and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Preferred Stock Shares.

          (b) Purchaser will give notice of its decision to exercise its right to convert the Preferred Stock or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Purchaser will not be required to surrender the Preferred Stock until the Purchaser receives a credit to the account of the Purchaser's prime broker through the DWAC system (as defined below), representing the Preferred Stock Shares or until the Preferred Stock has been fully satisfied; however, once satisfied, Purchaser shall promptly surrender the Preferred Stock. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within three (3) business days of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Purchaser's prime broker with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

          (c) The Company understands that a delay in the delivery of the Preferred Stock Shares in the form required pursuant to Section 9 hereof beyond the Delivery Date could result in economic loss to the Purchaser. In the event that the Company fails to direct its transfer agent to deliver the Preferred Stock Shares to the Purchaser via the DWAC system within the time frame set forth in Section 9.1(b) above and the Preferred Stock Shares are not delivered to the Purchaser by the Delivery Date, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Preferred Stock Shares in the form required pursuant to Section 9 hereof upon conversion of the Preferred Stock in the amount equal to $500 per business day after the Delivery Date. Notwithstanding the foregoing, the Corporation shall not owe the Holder any late fees set forth in this Section 9(c) if (i) the delay in the delivery of the Series C Preferred Shares beyond the Delivery date is solely out of the control of the Corporation (as determined in good faith by the Holder and the Corporation) (ii) the Corporation is utilizing its best efforts to actively attempt to cure the cause of the delay or (iii) the delay is the result of the exhaustion of all registered shares of Common Stock issuable upon conversion of the Preferred Stock or payment of dividends on the Preferred Stock if the Corporation is in the process of registering additional shares of Common Stock for such purpose. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

     Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by

                                       21
                                      PAGE

applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

10.     Registration  Rights.

     10.1 Registration Rights Granted. The Company hereby grants registration rights to the Purchaser pursuant to a Registration Rights Agreement dated as of even date herewith between the Company and the Purchaser.

     10.2 Offering Restrictions. Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company (these exceptions hereinafter referred to as the "Excepted Issuances"), the Company will not issue any securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement) prior to the full repayment or conversion of the Preferred Stock (together with all accrued and unpaid interest and fees related thereto.

     11.  Miscellaneous.

     11.1 Governing Law. THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. BOTH PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND THE RELATED AGREEMENTS ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW. ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT.

     11.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

                                       22
                                      PAGE

     11.3 Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. Purchaser may not assign its rights hereunder to a competitor of the Company.

     11.4 Entire Agreement. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     11.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     11.6  Amendment  and  Waiver.

          (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

          (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

          (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

     11.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related
Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

     11.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

          (a)  upon  personal  delivery  to  the  party  to  be  notified;

          (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

          (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

                                       23
                                      PAGE

          (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All  communications  shall  be  sent  as  follows:

If  to  the  Company,  to:                                       SpaceDev,  Inc.
                                                             13855  Stowe  Drive
                                                               Poway,  CA  92064
                     Attention:  Richard  B  Slansky,  Chief  Financial  Officer
                                                     Facsimile:  (858)  375-1000

                                                              with  a  copy  to:

                                                               Weintraub  Dillon
                                                      12520  High  Bluff  Drive,
                                                                      Suite  260
                                                          San  Diego,  CA  92130

                                              Attention:  Gretchen  Cowen,  Esq.
                                                 Facsimile:      (858)  259-2868

If  to  the  Purchaser,  to:                         Laurus  Master  Fund,  Ltd.
                                       c/o  Ironshore  Corporate  Services  ltd.
                                                           P.O.  Box  1234  G.T.
                                       Queensgate  House,  South  Church  Street
                                                 Grand  Cayman,  Cayman  Islands
                                                        Facsimile:  345-949-9877

                                                              with  a  copy  to:

                                                       John  E.  Tucker  ,  Esq.
                                                 825  Third  Avenue  14th  Floor
                                                           New  York,  NY  10022
                                                        Facsimile:  212-541-4434

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

     11.9 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                                       24
                                      PAGE

     11.10 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     11.11 Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     11.12 Broker's Fees. Except as set forth on Schedule 11.12 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

     11.13 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

                                       25
                                      PAGE

IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                                              PURCHASER:

SpaceDev,  Inc.                                      Laurus  Master  Fund,  Ltd.


By:  /s/ James W. Benson                             By:  /s/ Eugene Grin
--------------------------------                     ---------------------------
Name:  James  W.  Benson                             Name:  Eugene Grin
--------------------------------                     ---------------------------
Title:  Chief  Executive  Officer                    Title:  Director
--------------------------------                     ---------------------------


                                       26
                                      PAGE

                                    EXHIBIT A
                  FORM OF SERIES C CONVERTIBLE PREFERRED STOCK

                                       A-1
                                      PAGE

                                    EXHIBIT B
                                 FORM OF WARRANT

                                       B-1
                                      PAGE


                                    EXHIBIT C

                                 FORM OF OPINION

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

     2. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and the Related Agreements. All corporate action on the part of the Company and its officers, directors and stockholders necessary has been taken for: (i) the authorization of the Agreement and the Related Agreements and the performance of all obligations of the Company thereunder at the Closing; and (ii) the authorization, sale, issuance and delivery of the Securities pursuant to the Agreement and the Related Agreements. The Preferred Stock Shares and the Warrant Shares, when issued pursuant to and in accordance with the terms of the Agreement and the Related Agreements and upon delivery shall be validly issued and outstanding, fully paid and non assessable.

     3. The execution, delivery and performance of the Agreement, the Preferred Stock or the Related Agreements by the Company and the consummation of the transactions on its part contemplated by any thereof, to the best of such counsel's knowledge, will not, with or without the giving of notice or the passage of time or both:

          (a)  Violate  the  provisions of the Charter or bylaws of the Company;

          (b) Violate any judgment, decree, order or award of any court binding upon the Company; or

          (c) Violate any [Insert jurisdictions in which counsel is qualified] or federal law.

     4. The Agreement and the Related Agreements will constitute, valid and legally binding obligations of the Company, and are enforceable against the Company in accordance with their respective terms, except:

          (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

          (b) general principles of equity that restrict the availability of equitable or legal remedies.

     5. To such counsel's knowledge, the sale of the Preferred Stock and the subsequent conversion of the Preferred Stock into Preferred Stock Shares are not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. To such counsel's knowledge, the sale of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not subject to any preemptive rights or, to such counsel's knowledge, rights of first refusal that have not been properly waived or complied with.

                                       C-1
                                      PAGE

     6. Assuming the accuracy of the representations and warranties of the Purchaser contained in the Agreement, the offer, sale and issuance of the Securities on the Closing Date will be exempt from the registration requirements of the Securities Act. To such counsel's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy and security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions.

     7. There is no action, suit, proceeding or investigation pending or, to such counsel's knowledge, currently threatened against the Company that prevents the right of the Company to enter into this Agreement or any of the Related Agreements, or to consummate the transactions contemplated thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality; nor, to such counsel's knowledge, is there any action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                                       C-2
                                      PAGE

                                    EXHIBIT D
                            FORM OF ESCROW AGREEMENT

                                       D-1
                                      PAGE